UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

BLACKSANDS PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700

PO Box 152

Toronto, Ontario, Canada

M5H 2Y4

(Address of principal executive offices, including zip code)

(416) 359-7805

(Registrant’s telephone number, including area code)

Suite 1250, 645 7th Avenue SW

Calgary, Alberta, Canada

T2P 4G8

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02

Appointment of New President and CEO; Appointment of Director; Change of Head Office.

Effective November 1, 2007, the Company appointed Paul A. Parisotto as the President and CEO. Mr. Parisotto replaces Darren Stevenson as President and CEO, and Mr. Stevenson remains a Director of the Company.

The Company has also appointed Mark Holcombe to the Board of Directors as an independent non-executive Director.

Blacksands has moved its head office to Toronto, Ontario, effective immediately. The new address and phone numbers are:

401 Bay Street, Suite 2700

PO Box 152

Toronto, Ontario, Canada

M5H 2Y4

Phone:  (416) 359-7805

Fax:  (416) 359-7801

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Blacksands Petroleum news release dated November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BLACKSANDS PETROLEUM INC.

Dated: December 3, 2007	By: /s/ Jennifer Dawson
Jennifer Dawson, Corporate Secretary